John Hancock Investment Trust

Supplement dated December 1, 2016 to the current prospectus, as may be supplemented

John Hancock Balanced Fund (the fund)

Effective December 1, 2016, Lisa A. Welch is added as one of the fund’s portfolio managers. Jeffrey N. Given, CFA, Roger C. Hamilton and Michael J. Scanlon, Jr. CFA will continue to manage the fund. As of the effective date, Messrs. Given, Hamilton, Scanlon and Ms. Welch will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the effective date, the following is added to the portfolio manager information in the “Fund summary” section of the prospectus under the heading “Portfolio management”:

Lisa A. Welch

Senior Managing Director and Senior Portfolio Manager

Managed the fund since 2016

Also as of the effective date, the following information is added under the heading “Who’s who - Subadvisor” in the “Fund details” section:

Lisa A. Welch

•         Senior Managing Director and Senior Portfolio Manager

•         Managed the fund since 2016

•         Vice President and Portfolio Manager, John Hancock Advisers, LLC (2003–2005)

•         Vice President, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005–2007)

•         Began business career in 1986

Additionally, effective September 29, 2017, Roger C. Hamilton will no longer serve as a portfolio manager of the fund. Effective December 1, 2016 through September 29, 2017, Messrs. Hamilton, Given, Scanlon and Ms. Welch will continue to be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Following that time, only Messrs. Given and Scanlon and Ms. Welch will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Investment Trust

Supplement dated December 1, 2016 to the current Statement of Additional Information (“SAI”), as may be supplemented

John Hancock Balanced Fund (the Fund)

Appendix B to the SAI regarding the Fund’s portfolio managers is amended as follows:

Effective December 1, 2016, Lisa A. Welch has been added as a portfolio manager of the Fund. Jeffrey N. Given, CFA, Roger C. Hamilton and Michael J. Scanlon, Jr. CFA will continue to manage the Fund and, together with Ms. Welch, will be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Accordingly, as of the effective date, Ms. Welch is added as a portfolio manager of the Fund in the SAI. As of the effective date, Ms. Welch does not own any beneficial shares of the Fund.

Because Ms. Welch currently also serves as a portfolio manager of Financial Industries Fund and Regional Bank Fund, which are also described in the Fund’s SAI, information regarding other funds and accounts that Ms. Welch managed as of October 31, 2015 is already provided in Appendix B.

Additionally, effective September 29, 2017, Roger C. Hamilton will no longer serve as a portfolio manager of the Fund. Effective December 1, 2016 through September 29, 2017, Messrs. Hamilton, Given, Scanlon and Ms. Welch will continue to be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Following that time, only Messrs. Given and Scanlon and Ms. Welch will be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.